VANGUARD/
PRIMECAP FUND

Semiannual Report - June 30, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                         [PHOTO]

John C.  Bogle                  John J. Brennan
Senior Chairman                 Chairman & CEO

CONTENTS


A MESSAGE TO OUR SHAREHOLDERS ....................   1

THE MARKETS IN PERSPECTIVE .......................   4

REPORT FROM THE ADVISER ..........................   6

PORTFOLIO PROFILE ................................   8

PERFORMANCE SUMMARY ..............................  10

FINANCIAL STATEMENTS .............................  11

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

The stock market--led by big blue-chip issues--continued its unprecedented climb during the first half of 1998. Vanguard/PRIMECAP Fund earned +11.9% during the period, a return that was excellent in an absolute sense but subpar in relation to its comparative standards--the average growth mutual fund and the Standard & Poor's 500 Composite Stock Price Index.

     PRIMECAP Fund's return is based on an increase in net asset value from $39.56 per share on December 31, 1997, to $43.99 per share on June 30, 1998, with the latter figure adjusted for a dividend of $0.01 per share paid from net investment income and a distribution of $0.28 per share paid from net realized capital gains.

----------------------------------------------------------
                                           TOTAL RETURNS
                                         SIX MONTHS ENDED
                                           JUNE 30, 1998
----------------------------------------------------------
Vanguard/PRIMECAP Fund                     +11.9%
----------------------------------------------------------
Average Growth Fund                        +15.1%
----------------------------------------------------------
S&P 500 Index                              +17.7%
----------------------------------------------------------

THE PERIOD IN REVIEW

The U.S. economy grew vigorously, inflation was subdued, and interest rates declined during the first half of 1998. Strong consumer spending, triggered by high employment and rising wages, was the economy's propellant and was more than enough to offset the negative effects of Asia's severe economic slump.

     Asia's troubles, which cut the prices of many products imported to the United States, were partly responsible for the nation's benign inflation--consumer prices rose only 1.1% for the six months and 1.7% for the twelve months ended June 30. And low inflation soothed the bond market, where bond prices rose and interest rates declined: the yield on the 30-year U.S. Treasury bond was 5.63% on June 30, down 29 basis points (0.29 percentage point) from its yield at the start of the year. The Lehman Brothers Aggregate Bond Index, a proxy for the taxable bond market, earned +3.9% during the half-year.

     Stock prices wobbled at times--the S&P 500 Index dropped -1.9% on April 27 alone--but rose in every month except May. The market's advance was led by a relatively narrow segment of blue-chip growth stocks. Indeed, more than half of the S&P 500 Index's remarkable +17.7% return during the period was accounted for by fewer than 20 very large-capitalization stocks. The growth component of the S&P 500 Index returned +23.1%, nearly double the +12.1% earned by its value stocks. The Wilshire 4500 Index, comprising stocks outside the S&P 500, earned +9.4%, a return that was excellent except in comparison with the large-cap segment.

     As usual, we now turn to the fund's performance during the past six months. Whether it is favorable or unfavorable, we report on it as a matter of full disclosure. But, as we have often reminded you, short-term returns represent little more--or less--than one lap in a very long race. In any event, PRIMECAP Fund's +11.9% return was 3.2 percentage points behind that earned by the average growth fund and 5.8 percentage points behind the +17.7% return on the S&P 500 Index. The unusual dominance of the very largest growth stocks was the chief reason for our underperformance. PRIMECAP Fund's median market cap of about $11 billion is less than one-quarter the $50 billion median market cap of the S&P 500 Index, a disparity that worked to our disadvantage in a period when bigger was definitely better on Wall Street.

     In general, the fund benefited from the industry sectors emphasized by our adviser, PRIMECAP Management Company. While our largest sectors--technology (27.5% of assets on average during the period), auto & transportation (18.2% of assets), and health care (12.7% of assets)--were above-average performers, the fund's holdings within those sectors did not gain as much as the S&P 500's holdings. For example, we lagged the S&P auto & transportation group because the performance of airline stocks, which had served the fund so well during 1997, took a backseat to automakers' stocks during the first half of 1998.

     Our performance versus the Index also was hurt somewhat by the defensive nature of the fund's cash reserve, which amounted to more than 12% of assets at the end of the period. The Index, of course, exists only on paper and is always "fully invested." Real-world portfolios, on the other hand, often hold some cash while awaiting investment opportunities or to meet shareholder redemptions. In a rapidly rising stock market such as we experienced during the half-year, cash serves as a drag on performance.

     As you know, PRIMECAP Fund's Board closed the fund to new investors as of April 21, 1998, a step taken to control the growth of the fund's assets so as not to hinder the implementation of its investment strategy.

IN SUMMARY

We confess to having been surprised--though quite gratified--by the strength of the stock market's continuing advance during the first half of 1998. We note that the return over the past twelve months for the S&P 500 Index (+30.2%) was nearly three times the long-term average annual return from stocks.

     Though we claim no predictive powers, we feel safe in saying that such outsized returns can't continue indefinitely. And we reiterate our long-standing recommendation that investors hold balanced portfolios--consisting of bond and money market funds in addition to stock funds--appropriate to their unique financial situations, goals, and temperament. Such portfolios are time-tested vehicles for reaping the rewards of financial markets as well as for "staying the course" toward your long-term objectives.

/s/ JOHN C. BOGLE                     /s/ JOHN J. BRENNAN

John C. Bogle                         John J. Brennan
Senior Chairman                       Chairman and
                                      Chief Executive Officer
July 10, 1998

Notice to Shareholders

At a special meeting on June 30, 1998, shareholders of Vanguard/PRIMECAP Fund overwhelmingly approved four proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. This change will reduce the amount of state taxes the fund pays annually by approximately $736,000 at current asset levels. Approved by 97.07% of the shares voted, as follows:


            ----------------------------------------------------
                    FOR            AGAINST           ABSTAIN
            ----------------------------------------------------
               132,168,882        2,323,232         1,659,458
            ----------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits PRIMECAP Fund to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of your fund's investment program; it is a contingency arrangement for managing unusual cash flows. Approved by 96.55% of the shares voted, as follows:

            ----------------------------------------------------
                   FOR             AGAINST           ABSTAIN
            ----------------------------------------------------
               131,452,576        2,519,834         2,179,163
            ----------------------------------------------------

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved by 95.64% of the shares voted, as follows:

            ----------------------------------------------------
                   FOR             AGAINST           ABSTAIN
            ----------------------------------------------------
               130,219,043        3,355,844         2,576,685
            ----------------------------------------------------

2c. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. This change eliminates the fund's policy of avoiding investments in securities that are owned in certain amounts by Directors, officers, and key advisory personnel. This policy was well-intentioned but wrongly focused and unnecessary in light of the fund's Code of Ethics and other regulatory protections against conflicts of interest on the part of fund management. Approved by 94.51% of the shares voted, as follows:

            ----------------------------------------------------
                   FOR             AGAINST           ABSTAIN
            ----------------------------------------------------
               128,671,579        4,800,844         2,679,149
            ----------------------------------------------------

THE MARKETS IN PERSPECTIVE
Six Months Ended June 30, 1998

Blue skies predominated for U.S. financial markets during the first six months of 1998, and even the occasional clouds had silver linings. The bond market provided solid returns during the half-year, while the stock market's performance was extraordinarily strong.

     After expanding at a 5.4% annual pace during the first quarter, the U.S. economy kept steaming along through June, fueled by powerful increases in household spending. Consumers had reason to be upbeat: plentiful jobs (unemployment fell to 4.3% of the workforce in May); rising wages (personal income in May was 5.9% higher than in May 1997); and tame inflation (consumer prices in June were up only 1.7% from a year before).

     The economic push provided by consumers more than compensated for the drag caused by Asia's severe economic problems. Weakening currencies and business slowdowns in Asia cut into U.S. exports and lowered the cost of Asian imports, causing the U.S. trade deficit to hit record levels. Ominously, Asia's problems appear to be more serious and enduring than many economists expected. Yet for Americans this "Asian contagion" has a bright side: It serves as an escape valve for the inflationary pressures that ordinarily would be expected to build up with the U.S. economy humming along at high speed.

--------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                 PERIODS ENDED JUNE 30, 1998
                                            ------------------------------------
                                            6 MONTHS     1 YEAR       5 YEARS*
--------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                            17.7%        30.2%        23.1%
   Russell 2000 Index                        4.9         16.5         16.0
   MSCI EAFE Index                          16.1          6.4         10.3
--------------------------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index               3.9%        10.5%         6.9%
   Lehman 10-Year Municipal Bond Index       2.6          8.5          6.6
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index               2.6          5.3          4.9
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                      1.1%         1.7%         2.5%
--------------------------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

The mixture of robust economic growth and anemic inflation was a tonic for the U.S. stock market. Although prices generally rose, there were striking disparities in returns between large-capitalization and small-cap stocks and between growth and value stocks. The large-cap-dominated S&P 500 earned 17.7% during the six months, nearly double the 9.4% return on the rest of the market (as measured by the Wilshire 4500 Index) and more than triple the 4.9% return on the small-cap Russell 2000 Index. Within the S&P 500 Index, growth stocks were up 23.1%, while value stocks rose 12.1%.

     A decline in interest rates contributed to the stock market's rise, as falling rates on bonds tend to make equities more attractive and to boost the price investors will pay for each dollar of a stock's earnings or dividends. Yet growth in earnings and dividends--the long-term underpinning of stock prices--was unimpressive during the first half of 1998.

     Corporate earnings estimates were reduced in June, the tenth consecutive month in which securities analysts have cut their earnings estimates, according to I/B/E/S International, a financial research group. Earnings by the S&P 500 companies were expected to rise by only about 2% for the first half of 1998, I/B/E/S reported. With gains in prices outstripping increases in earnings and dividends, stock valuations are at or near all-time highs, an indication that investors expect ideal conditions to continue.

     Technology stocks were the best-performing sector during the first half of 1998, generating a 32.7% return. Three other sectors of the stock market--health care, consumer discretionary stocks such as retailers, and auto & transportation--each provided returns of about 25% for the six months. Companies involved in energy, chemicals, or other commodity-based businesses were generally laggards. Prices of many commodities have declined as Asia's economic funk cuts demand for energy and other industrial materials in the face of plentiful supplies.

U.S. FIXED-INCOME MARKETS

Investors in fixed-income securities enjoyed a moderate rise in the market value of their holdings because of declining interest rates. This price appreciation, added to coupon interest income, resulted in solid total returns. The 3.9% total return of the Lehman Aggregate Bond Index during the half-year brought its return for the 12 months ended June 30 to 10.5%, or a very generous 8.8% after adjustment for inflation.

     Yields on 10-year and 30-year U.S. Treasury bonds declined by 29 basis points (0.29 percentage point) to 5.45% and 5.63%, respectively, during the first half of 1998, with most of the drop occurring during the second quarter. The yield on 3-month Treasury bills declined 36 basis points to 4.99%. Mild inflation--consumer prices were up 1.1% for the half-year--enabled rates to decline despite the economy's strong growth.

     Yields on corporate and municipal bonds did not decline as far as those on Treasury securities because of a large increase in the supply of new bonds issued by companies and municipalities taking advantage of lower rates to refinance old debt. Similarly, mortgage-backed securities did not match Treasuries' performance because of expectations that large numbers of homeowners would pay off old, higher-coupon mortgage loans and refinance with new, lower-rate loans.

INTERNATIONAL EQUITY MARKETS

Stock markets in Europe soared while those in Asia and most emerging economies suffered steep declines in U.S.-dollar terms. The 16.1% overall return from international markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index, masked the divergence between Europe and other regions.

     Europe's markets were up 27.1% when measured in local currencies and 26.5% in U.S. dollars, after adjusting for a slight overall rise in the dollar's value. Stocks benefited from an upswing in most European economies, from signs that corporate managers are increasingly focused on shareholder value, and from optimism concerning next year's planned adoption of the euro as a single European currency.

     In the Pacific, which is dominated by Japan's stock market, stocks were buffeted by several problems: slowing growth in economic activity; continued instability in currencies; political upheavals; and widespread worries about corporate and banking insolvencies. On balance, the region's stocks fell 6.0% in U.S.-dollar terms. Japanese stocks were down 2.5%, but losses were more severe in the region's smaller markets.

     Emerging markets were, on balance, down sharply. Asian stock markets were hurt by continued weakness in the currency values of several countries, by Japan's recession, and by a growing conviction that the region's economic troubles are far from transitory. Venezuela and Mexico, both key oil-producing nations, were hard hit by falling oil prices.

REPORT FROM THE ADVISER

During the first half of 1998, Vanguard/PRIMECAP Fund's total return of 11.9% trailed both the 17.7% recorded by the unmanaged S&P 500 Index and the 15.1% achieved by the average growth mutual fund.

     It was an exceptionally difficult period for the fund, as we were out of step with most market trends. In the wake of crashing currencies and stock markets in Southeast Asia, investors focused on large-capitalization stocks that they perceived as consistent growers, and they were virtually insensitive to price in their pursuit of these issues. Consequently, performance was concentrated in the very largest stocks. According to Merrill Lynch data, the largest 100 stocks in the S&P 500 Index increased an average of 21.3% during the six months, while the 400 remaining stocks appreciated only 7.4%. As the performances of the largest stocks and the broader market diverged, valuations followed suit.

     PRIMECAP Fund, which emphasizes growth at a reasonable price, has about 21% of its assets in the S&P's 100 largest stocks, versus a weighting of about 68% for these stocks in the Index itself. We see much greater value in smaller stocks. However, this strategy clearly hampered our performance in the first half of the year.

     The economic landscape during the period evolved about as we had expected. Business in Southeast Asia essentially disappeared, but even before this year, the region represented only a small percentage of revenues for the fund's companies. The European economy improved, and business in Japan deteriorated somewhat. The major deviation from the scenario we had expected was that many of our technology companies reported unanticipated shortfalls in their domestic business, despite a robust economy.

     We believe the primary cause of the weak domestic business is a radical change in technology companies' approach toward holding inventory. The sensational success of Dell Computer's "build to order" business model has generated momentum throughout the technology industry to replicate that model. This drive to reduce inventories has accelerated due to events in Southeast Asia. Over the past few years, South Korea and Taiwan, in particular, had built substantial semiconductor production capacity, believing that this capability was critical to attaining technological competitiveness on a global scale. The capacity-building peaked around the end of 1997, just as technology companies began embracing the new "no inventory" approach. This caused prices of semiconductors to collapse, thus expediting manufacturers' efforts to reduce inventory.

     We believe that the earnings disappointments among technology companies have largely been an inventory-liquidation phenomenon and that it has nearly run its course. Slowing sales to end users have also played a role, but the absolute level of sales remains healthy and should begin to be reflected in earnings during the second half. Some areas within technology--most notably Internet stocks--have been immune to the inventory bubble. With momentum investors--those who strive to profit by buying the "hot" stocks--clamoring to buy Internet stocks, these companies propelled technology indexes and grabbed the media spotlight. Despite the stocks' potential for extraordinary growth, the valuations afforded them seem unjustifiably high.

     Like Internet stocks, many communications stocks were unaffected by the inventory liquidation. The fund's holdings in Ericsson, Bay Networks, Tellabs, Nokia, and Lucent posted gains that significantly outpaced the S&P 500. As with Internet stocks, communications companies enjoy excellent prospects for growth. Unlike the Internet group, however, communications stocks' valuations seem reasonable, and the fund has maintained significant exposure to this group.

     After technology, our largest sector commitments continue to be auto & transportation and health care. Although these two sectors accounted for most of our favorable performance in 1997, they have depressed our results so far this year. Unlike our technology stocks, our transportation companies have not experienced earnings disappointments. On the contrary, business, especially among the airlines, continues to be exceptionally strong despite weak traffic in Asia. Load factors and yields remain at record levels, leading to record profits. Plunging fuel prices are only enhancing what is already the most prosperous period the airlines have experienced since deregulation. Despite this scenario, valuations of the group relative to historical norms have not improved at all. Investors refuse to concede that the airline industry's cyclical nature has diminished. We believe that the next economic downturn will demonstrate the change in the airline business--earnings will be preserved at higher levels than analysts expect. When this occurs, we think the group's relative valuation will improve.

     As we look at the fund, we are encouraged by its relatively attractive valuation. The 50 largest stocks in the S&P 500, which account for more than half the market value of the Index, carry a collective price/earnings ratio that is fully one-third higher than the P/E of the fund's top ten holdings (based on calendar 1997 earnings). To us, PRIMECAP Fund represents relative value, especially given our expectation that the earnings growth of our holdings will exceed that of the S&P 500 over the next several years.

Howard B. Schow, Portfolio Manager               Theo A. Kolokotrones, Portfolio Manager

Joel P. Fried, Assistant Portfolio Manager       F. Jack Liebau Jr., Assistant Portfolio Manager

PRIMECAP Management Company

July 10, 1998

INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by selecting stocks with prices lower than the fundamental value of the underlying companies, based on the investment adviser's assessment of such factors as their industry positions, growth potential, and expected profitability.

PORTFOLIO PROFILE
PRIMECAP Fund

This Profile provides a snapshot of the fund's characteristics as of June 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-------------------------------------------------------------
                                  PRIMECAP         S&P 500
-------------------------------------------------------------
Number of Stocks                        96             500
Median Market Cap                   $10.8B          $50.0B
Price/Earnings Ratio                 20.2x           24.8x
Price/Book Ratio                      3.5x            4.5x
Yield                                 0.8%            1.4%
Return on Equity                     18.1%           21.6%
Earnings Growth Rate                 19.6%           16.4%
Foreign Holdings                      8.4%            1.7%
Turnover Rate                         11%*              --
Expense Ratio                       0.50%*              --
Cash Reserves                        12.8%              --

*Annualized.

INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                                  PRIMECAP         S&P 500
----------------------------------------------------------
R-Squared                             0.66            1.00
Beta                                  0.96            1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
----------------------------------------------------------
AMR Corp.                                          4.0%
Texas Instruments, Inc.                            3.9
Delta Air Lines, Inc.                              3.7
Guidant Corp.                                      3.5
Pharmacia & Upjohn, Inc.                           3.4
Intel Corp.                                        2.9
FDX Corp.                                          2.8
Bay Networks, Inc.                                 2.7
LM Ericsson Telephone Co.                          2.5
Micron Technology, Inc.                            2.1
----------------------------------------------------------
Top Ten                                           31.5%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------------------------------
                                                JUNE 30, 1997                   JUNE 30, 1998
                                               -----------------------------------------------------------
                                                 PRIMECAP             PRIMECAP                 S&P 500
                                               -----------------------------------------------------------
Auto & Transportation                            15.6%                16.0%                     3.3%
Consumer Discretionary                           10.0                 10.2                     10.2
Consumer Staples                                  1.6                  2.0                     10.7
Financial Services                                8.6                  6.7                     18.5
Health Care                                      12.9                 11.9                     12.1
Integrated Oils                                   0.0                  0.0                      6.5
Other Energy                                      0.6                  2.1                      1.0
Materials & Processing                            5.9                  6.9                      5.2
Producer Durables                                15.0                  8.9                      3.5
Technology                                       28.5                 31.2                     13.0
Utilities                                         0.3                  0.0                     10.3
Other                                             1.0                  4.1                      5.7
----------------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

PRIMECAP FUND
TOTAL INVESTMENT RETURNS: NOVEMBER 1, 1984-JUNE 30, 1998
---------------------------------------------------------
                      PRIMECAP FUND               S&P 500
FISCAL      CAPITAL     INCOME      TOTAL         TOTAL
YEAR        RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------
1984         4.9%       0.0%         4.9%         0.6%
1985        35.6        0.2         35.8         31.8
1986        21.8        1.7         23.5         18.7
1987        -3.2        0.9         -2.3          5.3
1988        13.7        1.0         14.7         16.6
1989        20.2        1.4         21.6         31.7
1990        -3.8        1.0         -2.8         -3.1
1991        31.8        1.3         33.1         30.5
1992         8.2        0.8          9.0          7.6
1993        17.6        0.4         18.0         10.1
1994        10.7        0.7         11.4          1.3
1995        34.4        1.1         35.5         37.6
1996        17.5        0.8         18.3         23.0
1997        36.1        0.7         36.8         33.4
1998*       11.9        0.0         11.9         17.7
---------------------------------------------------------

*Six months ended June 30, 1998.
See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998
------------------------------------------------------------------------------------------------------
                                                                                 10 YEARS
                             INCEPTION                                --------------------------------
                               DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
------------------------------------------------------------------------------------------------------
PRIMECAP Fund                11/1/1984      26.47%      24.51%        17.29%        0.91%      18.20%
------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
June 30, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement- date values.

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
PRIMECAP FUND                         SHARES        (000)
----------------------------------------------------------
COMMON STOCKS (87.2%)
----------------------------------------------------------
AUTO & TRANSPORTATION (14.0%)
-  AMR Corp.                       5,100,000    $  424,575
(1)Airborne Freight Corp.          3,160,000       110,402
   Arvin Industries, Inc.            740,000        26,871
   Delta Air Lines, Inc.           3,050,000       394,212
-  FDX Corp.                       4,690,000       294,297
   Fleetwood Enterprises, Inc.     1,200,000        48,000
   Southwest Airlines Co.          5,775,000       171,084
                                                ----------
                                                 1,469,441
                                                ----------
CONSUMER DISCRETIONARY (8.8%)
   Block Drug Co. Class A            270,000        10,260
-  Consolidated Stores, Inc.         582,500        21,116
-  Costco Cos., Inc.               3,500,000       220,719
   Dillard's Inc.                  1,200,000        49,725
-  Filene's Basement Corp.           995,000         5,426
-  GC Cos.                           200,000        10,375
   The Gap, Inc.                     255,000        15,714
(1)Harcourt General, Inc.          2,600,000       154,700
   Manpower Inc.                   2,470,000        70,858
(1)The McClatchy Co. Class A         800,000        27,700
-(1)Neiman Marcus Group Inc.       3,000,000       130,312
   NIKE, Inc. Class B                176,000         8,569
   Nordstrom, Inc.                   949,000        73,310
-(1)Plantronics, Inc.              1,608,000        82,812
   Time Warner, Inc.                 600,000        51,262
                                                ----------
                                                   932,858
                                                ----------
CONSUMER STAPLES (1.7%)
   Brown-Forman Corp. Class B        700,000        44,975
   The Seagram Co. Ltd.            3,300,000       135,094
                                                ----------
                                                   180,069
                                                ----------
ENERGY (1.8%)
   Noble Affiliates, Inc.          1,600,000        60,800
(1)Pogo Producing Co.              2,600,000        65,325
   Union Pacific Resources
    Group, Inc.                    3,700,000        64,981
                                                ----------
                                                   191,106
                                                ----------
FINANCIAL SERVICES (5.8%)
   American International
    Group, Inc.                      836,924       122,191
   City National Corp.               621,485        22,956
   General Re Corp.                  720,000       182,520
   HSB Group Inc.                    300,000        16,050
   Marsh & McLennan Cos., Inc.       450,000        27,197
   St. Paul Cos., Inc.             1,000,000        42,063
   State Street Corp.              1,000,000        69,500
   Torchmark Corp.                 1,880,000        86,010
   Transatlantic Holdings, Inc.      562,500        43,488
                                                ----------
                                                   611,975
                                                ----------
HEALTH CARE (10.4%)
-  Boston Scientific Corp.           500,000        35,813
   Guidant Corp.                   5,210,632       371,583
   Johnson & Johnson               1,100,000        81,125
   Eli Lilly & Co.                 1,826,640       120,672
-  Lynx Therapeutics Inc.             72,900           683
   Medtronic, Inc.                 1,996,888       127,302
   Pharmacia & Upjohn, Inc.        7,676,900       354,097
                                                ----------
                                                 1,091,275
                                                ----------
MATERIALS & PROCESSING (6.0%)
   Belden, Inc.                      383,000        11,729
   Engelhard Corp.                 4,800,000        97,200
(1)Granite Construction Co.        1,400,000        42,875

-----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
PRIMECAP FUND                         SHARES        (000)
-----------------------------------------------------------
(1)MacDermid, Inc.                 1,701,000    $   48,053
   Monsanto Co.                    1,800,000       100,575
-  Mycogen Corp.                   1,641,000        39,435
   OM Group, Inc.                    828,100        34,159
   Pioneer Hi-Bred
    International, Inc.            1,350,000        55,856
   Potash Corp. of
    Saskatchewan, Inc.             1,600,000       120,900
   Stepan Co.                        292,600         8,723
   Temple-Inland Inc.              1,300,000        70,038
                                                 ---------
                                                   629,543
                                                 ---------
PRODUCER DURABLES (7.8%)
   Caterpillar, Inc.               1,810,000        95,704
   Deere & Co.                     1,450,000        76,669
-  Dionex Corp.                    1,020,000        26,903
   Donaldson Co., Inc.             1,080,000        25,515
   Flowserve Corp.                   732,552        18,039
   Kennametal, Inc.                1,140,000        47,595
-  Lexmark International
    Group, Inc. Class A              700,000        42,700
(1)Millipore Corp.                 2,820,000        76,845
   Molex, Inc.                       195,312         4,883
   Molex, Inc. Class A               195,312         4,565
   Nokia Corp. A ADR                 960,000        69,660
   Pall Corp.                        750,000        15,375
   Perkin-Elmer Corp.              1,300,000        80,844
   Pitney Bowes, Inc.              2,400,000       115,500
(1)Tektronix, Inc.                 3,300,000       116,738
                                                ----------
                                                   817,535
                                                ----------
TECHNOLOGY (27.2%)
   COMMUNICATIONS TECHNOLOGY
    (5.3%)
   LM Ericsson Telephone Co.
    ADR Class B                    9,200,000       263,350
   LM Ericsson Telephone Co.
    4.25% Cvt. Pfd.                      620         4,728
   Lucent Technologies, Inc.         300,000        24,956
   Motorola, Inc.                  2,880,000       151,380
-  Tellabs, Inc.                   1,600,000       114,600

   COMPUTER SERVICES, SOFTWARE
    & SYSTEM (3.0%)
(1)Adobe Systems, Inc.             5,190,000       220,251
-(1)The SABRE Group
    Holdings, Inc.                 2,309,200        87,750
-  Tripos Inc.                        95,000         1,330

   COMPUTER TECHNOLOGY (6.5%)
-  Bay Networks, Inc.              8,770,000       282,833
   Compaq Computer Corp.           6,228,925       176,746
-(1)Evans & Sutherland
    Computer Corp.                   840,000        21,158
   Hewlett-Packard Co.             3,180,000       190,403
-  Stratus Computer, Inc.            377,000         9,543

   ELECTRONICS (1.7%)
   Sony Corp. ADR                  2,119,000       182,366

   ELECTRONICS--SEMICONDUCTORS/
    COMPONENTS (9.5%)
   Intel Corp.                     4,075,000       302,059
-  LSI Logic Corp.                 1,488,700        34,333
-  Micron Technology, Inc.         8,900,000       220,831
   Texas Instruments, Inc.         7,030,000       409,937
-  Xilinx, Inc.                    1,100,000        37,400

   ELECTRONICS--TECHNOLOGY
    (1.2%)
-(1)Coherent, Inc.                 1,800,000        30,881
   Symbol Technologies, Inc.       2,499,750        94,366
                                                ----------
                                                 2,861,201
                                                ----------
OTHER (3.7%)
   Novartis AG ADR                 1,200,000        99,300
   Miscellaneous (2.7%)                            288,042
                                                ----------
                                                   387,342
                                                ----------
-----------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $5,538,154)                             9,172,345
-----------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
-----------------------------------------------------------
TEMPORARY CASH INVESTMENTS
 (12.6%)
-----------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.67%, 7/1/1998                $1,324,785    1,324,785
   5.76%, 7/1/1998--Note F               616          616
-----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $1,325,401)                            1,325,401
-----------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
   (COST $6,863,555)                           10,497,746
-----------------------------------------------------------
OTHER ASSETS AND LIABILITIES
 (0.2%)
-----------------------------------------------------------
Other Assets--Note C                               50,462
Liabilities--Note F                               (28,032)
                                                ----------
                                                   22,430
-----------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------
Applicable to 239,127,078
   outstanding $.001 par
   value shares of beneficial
   interest (unlimited a
   uthorization)                              $10,520,176
===========================================================

NET ASSET VALUE PER SHARE                          $43.99
===========================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.
(1)Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $1,215,802,000.


-----------------------------------------------------------
 AT JUNE 30, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------
                                      AMOUNT        PER
                                       (000)      SHARE
-----------------------------------------------------------
 Paid in Capital                $  6,704,223     $28.03
 Undistributed Net
   Investment Income                  41,703        .17
 Accumulated Net
   Realized Gains                    140,059        .59
 Unrealized Appreciation--
   Note E                          3,634,191      15.20
-----------------------------------------------------------
 NET ASSETS                      $10,520,176     $43.99
===========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                           PRIMECAP FUND
                                                                                          SIX MONTHS ENDED JUNE 30, 1998
                                                                                                                   (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                                                              $     28,573
    Interest                                                                                                      39,573
                                                                                                            ---------------
        Total Income                                                                                              68,146
                                                                                                            ---------------
EXPENSES
    Investment Advisory Fees--Note B                                                                              10,452
    The Vanguard Group--Note C
        Management and Administrative                                                                             12,434
        Marketing and Distribution                                                                                 1,152
    Taxes (other than income taxes)                                                                                  362
    Custodian Fees                                                                                                    21
    Auditing Fees                                                                                                      8
    Shareholders' Reports                                                                                             84
    Annual Meeting and Proxy Costs                                                                                    36
    Trustees' Fees and Expenses                                                                                       10
                                                                                                            ---------------
        Total Expenses                                                                                            24,559
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                             43,587
---------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                                                  140,941
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                                        857,874
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $1,042,402
===========================================================================================================================

*Dividend income from affiliated companies was $3,353,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


---------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRIMECAP FUND
                                                                                      -------------------------------------
                                                                                          SIX MONTHS                YEAR
                                                                                               ENDED               ENDED
                                                                                       JUN. 30, 1998       DEC. 31, 1997
                                                                                               (000)               (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                               $     43,587          $   42,005
    Realized Net Gain                                                                        140,941             289,401
    Change in Unrealized Appreciation (Depreciation)                                         857,874           1,327,647
                                                                                        -----------------------------------
        Net Increase in Net Assets Resulting from Operations                               1,042,402           1,659,053
                                                                                        -----------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                     (2,328)            (39,529)
    Realized Capital Gain                                                                    (65,221)           (248,608)
                                                                                        -----------------------------------
        Total Distributions                                                                  (67,549)           (288,137)
                                                                                        -----------------------------------
CAPITAL SHARE TRANSACTIONS1
    Issued                                                                                 2,215,095           3,307,320
    Issued in Lieu of Cash Distributions                                                      65,922             282,274
    Redeemed                                                                                (921,857)           (978,333)
                                                                                        -----------------------------------
        Net Increase from Capital Share Transactions                                       1,359,160           2,611,261
---------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                         2,334,013           3,982,177
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                    8,186,163           4,203,986
                                                                                        -----------------------------------
    End of Period                                                                        $10,520,176          $8,186,163
===========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                    52,253              85,932
    Issued in Lieu of Cash Distributions                                                       1,528               7,480
    Redeemed                                                                                 (21,562)            (26,285)
                                                                                        -----------------------------------
        Net Increase in Shares Outstanding                                                    32,219              67,127
===========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------------
                                                                                     PRIMECAP FUND
                                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED      -----------------------------------------------------------
THROUGHOUT EACH PERIOD                     JUNE 30, 1998      1997         1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $39.56      $30.08       $26.23       $19.98       $18.42       $16.19
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                          .18         .21          .19          .22          .12          .07
    Net Realized and Unrealized Gain (Loss)
        on Investments                            4.54       10.77         4.59         6.84         1.97         2.82
                                                -------------------------------------------------------------------------
        Total from Investment Operations          4.72       10.98         4.78         7.06         2.09         2.89
                                                -------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income          (.01)       (.20)        (.20)        (.22)        (.12)        (.07)
    Distributions from Realized Capital Gains     (.28)      (1.30)        (.73)        (.59)        (.41)        (.59)
                                                -------------------------------------------------------------------------
        Total Distributions                       (.29)      (1.50)        (.93)        (.81)        (.53)        (.66)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $43.99      $39.56       $30.08       $26.23       $19.98       $18.42
=========================================================================================================================

TOTAL RETURN                                    11.95%      36.79%       18.31%       35.48%       11.41%       18.03%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)       $10,520      $8,186       $4,204       $3,237       $1,554         $791
    Ratio of Total Expenses to
        Average Net Assets                      0.50%*       0.51%        0.59%        0.58%        0.64%        0.67%
    Ratio of Net Investment Income to
        Average Net Assets                      0.89%*       0.69%        0.69%        0.99%        0.79%        0.44%
    Portfolio Turnover Rate                       11%*         13%          10%           7%           8%          16%
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard/PRIMECAP Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 1998, the advisory fee represented an effective annual rate of 0.21% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. At June 30, 1998, the fund had contributed capital of $2,016,000 to Vanguard (included in Other Assets), representing 2.9% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the six months ended June 30, 1998, the fund purchased $1,530,470,000 of investment securities and sold $480,914,000 of investment securities, other than temporary cash investments.

E. At June 30, 1998, net unrealized appreciation of investment securities for financial report- ing and federal income tax purposes was $3,634,191,000, consisting of unrealized gains of $3,812,839,000 on securities that had risen in value since their purchase and $178,648,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to brokers/dealers at June 30, 1998, was $597,000, for which the fund held cash collateral of $616,000. Cash collateral received is invested in repurchase agreements.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


   "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell
               Indexes. "Wilshire 4500" and "Wilshire 5000" are
                      trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Mid Capitalization Stock
     Portfolio
   Small Capitalization Growth
     Stock Portfolio
   Small Capitalization Stock
     Portfolio
   Small Capitalization Value
     Stock Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio

BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

Q592-6/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.



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